UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2013 (May 20, 2013)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2100 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 20, 2013, Memorial Production Partners LP (the “Partnership”) entered into a purchase agreement (the “Purchase Agreement”), by and among the Partnership, Memorial Production Finance Corporation (“Finance Corp” and, together with the Partnership, the “Issuers”), the subsidiary guarantors named therein (the “Guarantors”) and Wells Fargo Securities, LLC (the “Initial Purchaser”), providing for the offer and sale of $100,000,000 in aggregate principal amount of the Issuers’ 7  5/8% senior notes due 2021 (the “Notes”). The Notes were sold to the Initial Purchaser at 102% of par for a yield to worst of 7.202% and net proceeds of approximately $100.5 million, after deducting the Initial Purchaser’s discounts and commissions, but before estimated offering expenses. The net proceeds were used to repay borrowings outstanding under the Partnership’s revolving credit facility. The closing of the issuance and sale of the Notes occurred on May 23, 2013.

The Notes were offered and sold to the Initial Purchaser in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were resold by the Initial Purchaser to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

The Purchase Agreement contains customary representations, warranties and agreements of the parties and customary conditions to closing, obligations of the parties and termination provisions. The Issuers and Guarantors have agreed to indemnify the Initial Purchaser against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Initial Purchaser may be required to make because of any of those liabilities. The Issuers and the Guarantors also agreed to enter into a registration rights agreement with the holders of the Notes. The Purchase Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Purchase Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Indenture and Notes

The Notes are of the same class, and were issued pursuant to the same indenture, dated April 17, 2013 (the “Indenture”), by and among the Issuers, the Guarantors party thereto and U.S. Bank National Association, as trustee, as the Issuers’ outstanding 7  5/8% senior notes due 2021 issued under the Indenture on April 17, 2013, which were described in the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2013. A copy of the Indenture is filed as Exhibit 4.1 to such Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, the Issuers and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchaser, dated May 23, 2013. Under the Registration Rights Agreement, the Issuers and the Guarantors have agreed to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act so as to permit the exchange offer to be consummated no later than the 329th day following the issuance of the Notes. Under specified circumstances, the Issuers and Guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. The Issuers and the Guarantors are required to pay additional interest (up to a maximum of 1.0%) if they fail to comply with their obligations to consummate the exchange offer or to cause a shelf registration statement relating to resales of the Notes to become effective within the time periods specified in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 8.01.	Other Events.

On May 20, 2013, the Partnership issued a press release announcing that the Partnership intended to offer the Notes in a private offering to eligible purchasers. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

On May 20, 2013, the Partnership issued a press release announcing that it had priced the offer and sale of the Notes. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

As a result of the completion of the offering and sale of the Notes, the borrowing base under the Partnership’s revolving credit facility was reduced from $505 million to $480 million.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1	Indenture, dated April 17, 2013, by and among Memorial Production Partners LP, Memorial Production Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K (File No. 001-35364) filed on April 17, 2013)
4.2	Registration Rights Agreement, dated May 23, 2013, by and among Memorial Production Partners LP, Memorial Production Finance Corporation, the subsidiary guarantors named therein, and Wells Fargo Securities, LLC, as the initial purchaser
10.1	Purchase Agreement, dated May 20, 2013, by and among Memorial Production Partners LP, Memorial Production Finance Corporation, the subsidiary guarantors named therein, and Wells Fargo Securities, LLC, as the initial purchaser
99.1	Press Release dated May 20, 2013

99.2	Press Release dated May 20, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: May 23, 2013	By:	/s/ Kyle N. Roane
Kyle N. Roane
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated April 17, 2013, by and among Memorial Production Partners LP, Memorial Production Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K (File No. 001-35364) filed on April 17, 2013)
4.2	Registration Rights Agreement, dated May 23, 2013, by and among Memorial Production Partners LP, Memorial Production Finance Corporation, the subsidiary guarantors named therein, and Wells Fargo Securities, LLC, as the initial purchaser
10.1	Purchase Agreement, dated May 20, 2013, by and among Memorial Production Partners LP, Memorial Production Finance Corporation, the subsidiary guarantors named therein, and Wells Fargo Securities, LLC, as the initial purchaser
99.1	Press Release dated May 20, 2013

99.2	Press Release dated May 20, 2013